UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as Amended

Date of Report (Date of earliest event reported): February 21, 2013

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2013, counsel for Kazuo Okada delivered to the Secretary of Wynn Resorts, Limited (the “Company”) a letter, dated February 21, 2013 (the “Resignation Letter”), from Kazuo Okada in which Mr. Okada resigned as a member of the Company’s Board of Directors, effective immediately. Reference is hereby made to the English translation of the Resignation Letter provided by counsel for Kazuo Okada setting forth the reasons stated by Mr. Okada for his resignation, which letter is filed as Exhibit 17.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

17.1	English language translation of Resignation Letter provided by Kazuo Okada, dated February 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Date: February 26, 2013	By:	/S/ MATT MADDOX
	Name:	Matt Maddox
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

17.1	English language translation of Resignation Letter provided by Kazuo Okada, dated February 21, 2013